WAIVER TO LOAN AND SECURITY AGREEMENT

This **WAIVER TO LOAN AND SECURITY AGREEMENT** (this "Waiver") is entered into as of October 10, 2006, by the lenders identified on the signature pages hereof (the "Lenders"), **WELLS FARGO FOOTHILL, INC.**, a California corporation ("Agent"; and together with the Lenders, the "Lender Group"), as the arranger and administrative agent for the Lenders, and **EVERGREEN INTERNATIONAL AVIATION, INC.**, an Oregon corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

WHEREAS, Parent, Borrowers, and the Lender Group are parties to that certain Loan and Security Agreement, dated as of May 13, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

WHEREAS, Borrowers and the Lender Group have agreed to waive certain specified Events of Default under the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. Waivers. The Lender Group hereby waives the following Events of Default (the "Specified Events of Default") for the period from the date of their respective occurrences through October 31, 2006, so that after October 31, 2006, the Specified Events of Default will then be deemed to be existing and continuing.

(a) The Event of Default that has occurred under Section 7.13 of the Loan Agreement as a result of the Borrowers entering into Affiliate transactions in which Delford M. Smith was loaned a total of $3,415,000 during the six months ended August 31, 2006.

(b) The Events of Default that have occurred under Section 7.18(a)(iii) and 7.18(b) of the Loan Agreement as a result of the failure by the Borrowers to be in compliance with the financial covenants set forth therein as of August 31, 2006 (such Events of Defaults, the "Financial Covenant Defaults").

3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Waiver and each and every provision hereof:

(a) Agent shall have received this Waiver, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

(c) After giving effect to the provisions of Section 2 hereof, the representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d) After giving effect to the provisions of Section 2 hereof, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

4. Representations and Warranties. Parent and each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Waiver and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

5. Choice of Law. The validity of this Waiver, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

6. Counterpart Execution. This Waiver may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Waiver by signing any such counterpart. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Waiver, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Waiver.

7. Effect on Loan Documents.

(a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Waiver shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based,

shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Waiver, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Waiver, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d) This Waiver is a Loan Document.

8. Entire Agreement. This Waiver embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

9. Release. For good and valuable consideration, receipt of which is hereby acknowledged Parent and the Borrowers hereby release each member of the Lender Group, their respective successors and assigns, and their former, present and future officers, employees, agents, representatives and shareholders from any obligations, claims, actions, causes of action, suits, liabilities, damages, and demands whatsoever, in law or equity, whether known or unknown which Parent or the Borrowers now has or at any time has had arising out of or relating to, indirectly or directly, any acts or omissions of any member of the Lender Group with respect to this Waiver, the other Loan Documents, or the administration of the debtor-creditor relationship between Parent and the Borrowers, on the one hand, and the Lender Group, on the other hand.

IN WITNESS WHEREOF, the parties have entered into this Waiver as of the date first above written.

EVERGREEN INTERNATIONAL AVIATION, INC.,
an Oregon corporation

By: s/ John W. Irwin
Title: CFO

EVERGREEN INTERNATIONAL AIRLINES, INC.,
an Oregon corporation

By: s/ John W. Irwin
Title: Treasurer

SYS-TEMS LOGISTIX, INC.,
a Delaware corporation

By: s/ John W. Irwin
Title: Treasurer

EVERGREEN AIR CENTER, INC.,
an Oregon corporation

By: s/ Gwenna R. Wootress
Title: Secretary

EVERGREEN HELICOPTERS, INC.,
an Oregon corporation

By: s/ John W. Irwin
Title: Treasurer

EVERGREEN AIRCRAFT SALES AND LEASING CO.,
a Nevada corporation

By: s/ John W. Irwin
Title: Treasurer

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC.,
a Delaware corporation

By: s/ John W. Irwin
Title: Treasurer

EVERGREEN HELICOPTERS INTERNATIONAL, INC.,
a Texas corporation

By: s/ John W. Irwin
Title: Treasurer

EVERGREEN EQUITY, INC.,
a Nevada corporation

By: s/ John W. Irwin
Title: Treasurer

EVERGREEN HELICOPTERS OF ALASKA, INC.,
an Alaska corporation

By: s/ John W. Irwin
Title: Treasurer

WELLS FARGO FOOTHILL, INC.,
a California corporation,
as Agent and as a Lender

By: s/ Thomas Forbath
Title: Vice President

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company,
as a Lender

By: s/ Peggy Balsawer
Title: Associate General Counsel
Corporate Finance

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of October __, 2006

Reference is hereby made to that certain Waiver to Loan and Security Agreement, dated as of the date hereof (the "Waiver"), among the lenders signatory thereto (the "Lenders"), Wells Fargo Foothill, Inc., as arranger and administrative agent for the Lenders ("Agent"), Evergreen International Aviation, Inc., an Oregon corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of May 13, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), among Parent, Borrowers, Agent, and the Lenders. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Waiver and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments, waivers or modifications and nothing herein shall create such a duty.

Notwithstanding anything contained herein to the contrary, (a) this Reaffirmation and Consent is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (the "Owner Trustee"), under the Trust Agreement in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Reaffirmation and Consent or the other related documents.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

EVERGREEN HOLDINGS, INC.,
an Oregon corporation

By: s/ John Irwin
Title: CFO

EVERGREEN INTERNATIONAL AVIATION, INC.,
an Oregon corporation

By: s/ John Irwin
Title: CFO

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as the owner trustee of The 1986 Trust

By: s/ Monica M. Henry
Title: Assistant Vice President